Exhibit 99.1 DLH Announces Results of Rights Offering Atlanta, Georgia – September 30, 2016 – DLH Holdings Corp. (NASDAQ: DLHC) (“DLH” or the “Company”), a leading provider of innovative healthcare services and solutions to Federal agencies, today announced the completion of its previously announced rights offering, which expired on Wednesday, September 21, 2016. Through broad participation from both insiders, Wynnefield Capital, and other shareholders, the Company successfully raised the $2.65 million it had sought by selling 710,455 shares of its common stock at the $3.73 per share offering price and repaid $2.5 million of subordinated debt held by Wynnefield Capital. As a result, the total number of shares of the Company’s common stock outstanding is now 11,140,364. “By concluding this rights offering as planned, we’ve eliminated $2.5 million of outstanding debt and strengthened our capital structure in tandem,” said DLH President and Chief Executive Officer Zachary Parker. “In addition, a broad range of investors participated in the offering – including both individual and institutional – underscoring the high level of interest in the Company and its future, and we were able to accommodate oversubscription requests. We thank Wynnefield Capital and all other participating shareholders for their support and confidence in DLH, as we continue to build a leading provider of government healthcare solutions following our transformative acquisition of Danya earlier this year.” DLH was notified by the subscription agent that it had received subscriptions (including both basic and oversubscriptions) for a total of 1,060,822 shares, which exceeded the maximum offering amount. Consequently, those shareholders who oversubscribed will have their oversubscriptions reduced pro rata based on the basic holdings of all shareholders who oversubscribed. As the offering was oversubscribed, Wynnefield Capital, which had agreed to backstop up to $2.5 million of the offering, was not required to purchase additional shares pursuant to its Standby Purchase Agreement with the Company. Subscription rights that were not exercised by 5:00 p.m., New York City time, on September 21, 2016 have expired. The shares of the Company’s common stock issuable pursuant to the rights offering, along with refund checks for unfulfilled oversubscriptions, will be issued to stockholders as promptly as practicable. The rights offering was made pursuant to a Registration Statement on Form S-3 that was filed with the Securities and Exchange Commission and became effective on August 18, 2016. About DLH DLH (NASDAQ:DLHC) serves clients throughout the United States as a healthcare and human services provider to the Federal Government. The Company's core competencies include assessment & compliance monitoring, business

Exhibit 99.1 process outsourcing, health IT systems integration and management, readiness and medical logistics, and pharmacy solutions. DLH has over 1,400 employees working throughout the country. For more information, visit the corporate website at www.dlhcorp.com. "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or DLH`s future financial performance. Any statements that are not statements of historical fact (including without limitation statements to the effect that the Company or its management "believes", "expects", "anticipates", "plans", “intends” and similar expressions) should be considered forward looking statements that involve risks and uncertainties which could cause actual events or DLH`s actual results to differ materially from those indicated by the forward-looking statements. For a discussion of such risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in the Company’s periodic reports filed with the SEC, including our Annual Report on Form 10-K for the fiscal year ended September 30, 2015. The forward-looking statements contained in this press release are made as of the date hereof and may become outdated over time. The Company does not assume any responsibility for updating forward-looking statements. CONTACTS: COMMUNICATIONS INVESTOR RELATIONS Contact: Tiffany McCall Contact: Chris Witty Phone: 404-334-6000 Phone: 646-438-9385 Email: tiffany.mccall@dlhcorp.com Email: cwitty@darrowir.com